UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2017

STRAGENICS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	333-157565	46-5209647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rialto Place, Suite 700, Melbourne, FL 32901
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (321-541-1216)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 29, 2017, Stragenics, Inc. (“the Company”) accepted the resignation of KLJ & Associates, LLP (“KLJ”) as the company’s independent registered public accounting firm, effective as of such date. Effective as of September 8, 2017, the Audit Committee approved the engagement of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the company’s new independent registered public accounting firm.

The audit reports of KLJ on our consolidated financial statements for the years ended December 31, 2014 and December 31, 2013 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2014 and December 31, 2013, and through the subsequent interim period preceding KLJs’ resignation, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K (“Regulation S-K”) promulgated under the Securities Act of 1933, as amended) with KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KLJ would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2014 and December 31, 2013, and through the interim subsequent period preceding KLJs’ resignation, there were not reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2014 and December 31, 2013, and through the subsequent interim period preceding Sadler Gibbs’ engagement, the Company did not consult with Sadler Gibb on either (1) the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that may be rendered on the Company’s financial statements, and Sadler Gibb did not provide a written report or oral advice to the Company that Sadler Gibb concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

KLJ was provided with a copy of this Current Report on Form 8-K and the Company requested KLJ furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made herein. As copy of such letter, dated September 11, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter of agreement from KLJ Associates LLP, to the Securities and Exchange Commission dated September 11, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAGENICS, INC.

Date: September 11, 2017	By:	/s/ Alan W. Grofe
Alan W. Grofe
Chief Executive Officer & President

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